UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

Check the appropriate box:

☐	Preliminary Information Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

☒	Definitive Information Statement

HWH INTERNATIONAL INC.

(Name of Registrant as Specified in Its Charter)

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☐	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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HWH INTERNATIONAL INC.

NOTICE OF ACTION BY WRITTEN CONSENT OF MAJORITY STOCKHOLDERS

TO THE STOCKHOLDERS OF HWH INTERNATIONAL INC.:

This Notice and the accompanying Information Statement are being furnished to the stockholders of HWH INTERNATIONAL INC., a Nevada corporation (the “Company,” “HWH,” “we,” or “us”), in connection with the actions taken by written consent of the holders of a majority of the issued and outstanding shares of common stock of the Company.

On June 12, 2026 the holders of a majority of the issued and outstanding shares of common stock of the Company by written consent approved the following actions:

●	for purposes of Nasdaq Listing Rule 5635(b) (“Nasdaq Rule 5635(b)”) and Nasdaq Listing Rule 5635(d) (“Nasdaq Rule 5635(d)”) the issuance by the Company to Smart Dynamics Technology Limited, an outside investor, in a private investment in public equity (the “PIPE”) pursuant to a Securities Purchase Agreement dated May 27, 2026 (the “Securities Purchase Agreement”), as amended by Amendment No. 1 to the Securities Purchase Agreement dated June 8, 2026, between the Company and Smart Dynamics Technology Limited, in which the Company will sell, for a total purchase price of $10,000,000:

●	20,000,000 (twenty million) newly issued shares of the Company’s common stock (the Common Stock”), par value $0.0001 per share. The common stock would represent 72.1% of the issued and outstanding equity interests in the Company as of, and after giving effect to, the closing of the PIPE;

●	Warrants to purchase 160,000,000 (one hundred sixty million) shares of the Company’s common stock at an exercise price of $0.63 per share, exercisable immediately and expiring on the fourth anniversary of the closing of the transactions contemplated by the Securities Purchase Agreement; and

●	for purposes of Nasdaq Listing Rule 5635(c) (“Nasdaq Rule 5635(c)”), an amendment to the Company’s 2025 Incentive Compensation Plan (the “Plan Amendment” and the “2025 Plan,” respectively) to authorize a one-time increase of 2,000,000 shares to the number of shares of the Company’s common stock already issuable under the 2025 Plan, and to change the governing law of the 2025 Plan from the laws of the State of Delaware to the laws of the State of Nevada.

As the matters set forth in this Information Statement have been duly authorized and approved by the written consent of the holders of more than a majority of our common stock, namely (i) Heng Fai Ambrose Chan, an individual; (ii) Alset Inc., a Texas corporation; (iii) Alset International Limited, a Singapore limited company; and (iv) Alset Acquisition Sponsor, LLC, a Delaware limited liability company (collectively, the “Majority Stockholders”) on June 12, 2026, your vote or consent is not requested or required to approve the PIPE. Collectively, the Majority Stockholders beneficially own 80.5% of the issued and outstanding shares of the Company’s common stock. This Information Statement is being provided solely for your information and also serves the purpose of informing stockholders of the matters described herein pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended, and the rules and regulations prescribed thereunder. You do not need to do anything in response to this Notice and the Information Statement.

You are urged to read the Information Statement in its entirety.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

THE INFORMATION STATEMENT IS BEING MAILED ON OR ABOUT JUNE 22, 2026 TO STOCKHOLDERS OF RECORD AS OF JUNE 12, 2026.

Sincerely,

HWH INTERNATIONAL INC.

By:	/s/ Chan Heng Fai
Name:	Chan Heng Fai
Title:	Chief Executive Officer and Chairman of the Board

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HWH INTERNATIONAL INC.

4800 Montgomery Lane, Suite 210

Bethesda, Maryland 20814

INFORMATION STATEMENT

GENERAL INFORMATION

HWH INTERNATIONAL INC., a Nevada corporation (the “Company,” “HWH,” “we,” or “us”), is distributing this information statement solely for purposes of informing our stockholders of record as of June 12, 2026 (the “Record Date”), in the manner required by Regulation 14(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the Nevada Revised Statutes (the “NRS”), of the action taken by written consent by the holders of a majority of the issued and outstanding shares of common stock of the Company, namely (i) Heng Fai Ambrose Chan, an individual; (ii) Alset Inc., a Texas corporation; (iii) Alset International Limited, a Singapore limited company; and (iv) Alset Acquisition Sponsor, LLC, a Delaware limited liability company (collectively, the “Majority Stockholders”) to approve the PIPE and the Plan Amendment.

What is the Purpose of the Information Statement?

This Information Statement is being furnished to you pursuant to Section 14 of the Exchange Act to notify our stockholders of the corporate actions taken by the Majority Stockholders pursuant to the Written Consent.

Summary of the Corporate Actions

On May 27, 2026, the Company entered into a securities purchase agreement (as amended on June 8, 2026) with an outside investor, Smart Dynamics Technology Limited, a company incorporated in the British Virgin Islands (the “Purchaser”), pursuant to which the Company will sell (i) 20,000,000 (twenty million) shares of its Common Stock and (ii) warrants to purchase 160,000,000 (one hundred sixty million) shares of the Company’s common stock at an exercise price of $0.63 per share, exercisable immediately and expiring on the fourth anniversary of the closing of the transactions contemplated by the Securities Purchase Agreement for an aggregate purchase price of $10,000,000 (the “PIPE”). The exercise price of the warrants is adjustable in the event of stock dividends and splits.

The Securities Purchase Agreement was made and entered into pursuant to the terms of a Term Sheet entered into by the Company and the Purchaser on May 5, 2026. The terms of such agreement were negotiated by the officers of each of the Company and the Purchaser. The aggregate purchase price for the PIPE is payable in immediately available funds of the Purchaser.

The offer and sale of the common stock, including the common stock underlying the warrants has not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or applicable state securities laws, and accordingly may not be offered or sold in the United States except pursuant to an effective registration statement or an applicable exemption from the registration requirements of the Securities Act and such applicable state securities laws. The PIPE shares are issuable pursuant to the private placement exemption from registration provided by Section 4(a)(2) under the Securities Act, and Rule 506(b) promulgated thereunder.

The above description of the terms and conditions of the Securities Purchase Agreement (as amended by Amendment No. 1 thereto) and the Common Stock Purchase Warrant does not purport to be complete, and is qualified in its entirety by reference to the full text each, copies of which are attached hereto as Annex A, Annex B, and Annex C to this Information Statement, respectively.

On June 12, 2026, the Company’s Board of Directors received the written consent of the majority of the Company’s stockholders to adopt an amendment to the Company’s 2025 Incentive Compensation Plan to authorize a one-time increase of 2,000,000 shares to the number of shares of the Company’s common stock already issuable under the 2025 Plan, and to change the governing law of the 2025 Plan from the laws of the State of Delaware to the laws of the State of Nevada.

The above description of the terms of the Plan Amendment does not purport to be complete, and is qualified in its entirety by reference to the full text of the Plan Amendment a copy of which is attached hereto as Annex D to this Information Statement.

NASDAQ Rules

Nasdaq Rule 5635(b) requires stockholder approval prior to the issuance of securities resulting in a change of control.

NASDAQ Rule 5635(d) requires stockholder approval prior to a transaction, other than a public offering, involving the sale, issuance or potential issuance by the company of common stock (or securities convertible into or exercisable for common stock), which, alone or together with sales by officers, directors or substantial shareholders of the Company, equals 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance at a price less than the “Minimum Price,” defined as the lower of the closing price immediately prior to the execution of the binding agreement or the average closing price of the common stock for the 5 trading days immediately preceding the execution of the binding agreement.

NASDAQ Rule 5635(c) requires stockholder approval to be obtained prior to the issuance of securities when any equity compensation arrangement is made or materially amended, pursuant to which stock may be acquired by officers, directors, or employees. Accordingly, the Company is required to have the approval of stockholders holding a majority of our issued and outstanding common stock in order to materially amend the 2025 Plan.

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Voting and Vote Required

The Company is not seeking consents, authorizations or proxies from you. Under the NRS, the PIPE and the Plan Amendment may be approved without a meeting of stockholders, by a resolution of our Board of Directors, followed by the written consent of stockholders representing a majority of the voting power of our outstanding shares of common stock.

Dissenters’ Rights of Appraisal

Under the NRS and the Company’s Articles of Incorporation, Company stockholders are not entitled to dissenters’ rights with respect to the PIPE and the Plan Amendment.

Notice Pursuant to Section 14(c)

This Information Statement serves the purpose of informing stockholders of the matters described herein pursuant to Section 14(c) of the Securities Exchange Act and the rules and regulations prescribed thereunder.

Effective Date

Under applicable federal securities laws, the PIPE and the Plan Amendment cannot be effected until at least 20 calendar days following the date a Definitive Information Statement has been provided to our stockholders. A Definitive Information Statement cannot be furnished to our stockholders until ten days after the filing of a Preliminary Information Statement with the Securities and Exchange Commission, and as such the PIPE and the Plan Amendment could not become effective sooner than July 12, 2026.

THE PIPE

Purpose of the PIPE

The Company anticipates that the proceeds from this transaction will be for general working capital and permit the Company to expand its operations. The Company believes the financing will significantly strengthen the Company’s financial position and provide additional resources to support the Company’s growth strategy, operational initiatives and general working capital requirements.

Reason for Stockholder Approval

Nasdaq Rule 5635(b) requires shareholder approval prior to the issuance of securities when the issuance or potential issuance will result in a change of control of the Company.

Pursuant to Nasdaq Rule 5635(d), if an issuer intends to issue common stock or securities convertible into or exercisable for common stock, other than in a public offering, which may equal or exceed 20% of the outstanding common stock or voting power on a pre-transaction basis for less than the Minimum Price for such common stock, the issuer generally must obtain the prior approval of its stockholders.

The number of shares potentially issued and the pricing of the Company’s common stock be issued to the Purchaser in the PIPE exceeds the threshold and pricing for which stockholder approval is required under Nasdaq Rule 5635(d), and would result in a change of control. To ensure compliance with Nasdaq Rule 5635(b) and Nasdaq Rule 5635(d), the Majority Stockholders approved the PIPE.

Approval

On June 12, 2026, the Majority Stockholders approved the terms and conditions of the PIPE including the execution and delivery of the Securities Purchase Agreement.

Effects of the PIPE on Liquidity and Capital Resources

As of March 31, 2026, the Company had total assets of $4,210,297 and total stockholders’ equity of $2,078,220. Assuming the PIPE financing had been completed on March 31, 2026 and before giving effect to transaction expenses, total assets would have increased to approximately $14,210,297 and total stockholders’ equity would have increased to approximately $12,078,220. Management believes that the proceeds from the financing will improve the Company’s liquidity position, support operational initiatives, and provide general working capital.

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Effect of the PIPE on Existing Stockholders

The issuance of securities pursuant to the Securities Purchase Agreement will not affect the rights of the Company’s existing stockholders, but such issuances will have a dilutive effect on the Company’s existing stockholders, including the voting power of the existing stockholders. Any exercise of the warrants would also have a dilutive effect on the Company’s existing stockholders. The issuance of securities pursuant to the Securities Purchase Agreement will cause a change in control of the Company.

Change in Control and Other Consequences of the PIPE

Upon the issuance of the 20,000,000 shares of the Company’s common stock to the Purchaser, the Purchaser will own approximately 72.1% of the outstanding shares of Common Stock, calculated based on 7,726,400 shares of the Company’s common stock issued and outstanding as of the date of this Information Statement. 27,726,400 shares of the Company’s common stock would therefore be issued and outstanding following the issuance of the PIPE shares. Upon exercise of the Purchaser’s warrants to purchase 160,000,000 shares of the Company’s common stock, the Purchaser would own approximately 96% of the Company’s common stock, calculated based on 7,726,400 shares of the Company’s common stock issued and outstanding as of the date of this Information Statement. The ownership position resulting from such issuance would make the Purchaser the Company’s largest holder of Common Stock, constituting a change of control under the Nasdaq listing rules. Such issuances and change of control requires that the Company obtain the approval of stockholders holding a majority of the Company’s outstanding shares of Common Stock prior to the transaction. The Company’s current majority stockholder, Alset Inc., beneficially owns 67.5% of the Company’s common stock as of the date of this Information Statement. Alset Inc. is beneficially owned by Chan Heng Fai, the Company’s Chairman and Chief Executive Officer, who personally and through Alset Inc. and its subsidiaries, beneficially owns 80.5% of the Company’s common stock. Following the closing of the PIPE, Mr. Chan and Alset Inc. would beneficially own 22.4% and 18.8% of the Company’s issued and outstanding common stock, respectively.

The issuance of 20,000,000 shares of common stock will significantly dilute the ownership interests and voting power of existing stockholders. Existing stockholders who collectively owned 100% of the Company’s outstanding common stock immediately prior to the closing of the PIPE will own approximately 27.9% of the outstanding common stock immediately afterward.

Upon the closing, the Purchaser will be given the right to appoint three directors to the Company’s Board of Directors, subject to the conditions described in the Securities Purchase Agreement. Following the closing of the PIPE, the size of the Company’s Board of Directors will therefore increase to eight.

The Securities Purchase Agreement contains certain provisions which would, upon the closing of the transactions contemplated therein, grant the Purchaser anti-dilution rights for a period of two years from the closing in which the Company would not be able to sell new equity securities without the consent of the Purchaser, subject to certain exceptions as set forth therein. These provisions may restrict the Company’s ability to issue additional equity securities without the Purchaser’s consent and could limit the Company’s flexibility to pursue future financing transactions.

Further, pursuant to the Securities Purchase Agreement, the Company would be required to file a registration statement registering the 20,000,000 shares issuable to the Purchaser, and the 160,000,0000 shares underlying the warrants, within sixty days of the closing. If the PIPE shares become available for resale, the market for the Company’s common stock could be significantly affected.

THE PLAN AMENDMENT

The Plan Amendment

On June 12, 2026, the Company’s Board of Directors received the written consent of the majority of the Company’s stockholders to adopt an amendment to the Company’s 2025 Incentive Compensation Plan to authorize a one-time increase of 2,000,000 shares to the number of shares of the Company’s common stock already issuable under the 2025 Plan, and to change the governing law of the 2025 Plan from the laws of the State of Delaware to the laws of the State of Nevada.

As of January 1, 2026 the number of shares available under the plan had increased from 1,295,280 (the original amount issuable under the 2025 Plan) to 1,669,100 shares. This increase was automatically made as of the end of the year ended December 31, 2025 under Section 3(a) of the 2025 Plan, which states:

[…] on the first day of each calendar year, for a period of not more than ten (10) years, commencing January 1, 2026, or the first business day of the calendar year if the first day of the calendar year falls on a Saturday or Sunday, the Shares available under this Plan will automatically increase in an amount equal to the lesser of (i) five percent (5%) of the total number of shares of Common Stock outstanding as of December 31 of the preceding fiscal year or (ii) such number of shares of Common Stock as determined by the Board of Directors.

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As of December 31, 2025, the Company had 7,476,400 shares of its common stock issued and outstanding. As of the date of this information statement, the Company has issued 1,000,000 shares of its common stock under the plan. The sum of the remaining available shares under the plan and the increase of available shares contemplated by the Plan Amendment is 2,669,100 shares of the Company’s common stock.

The Plan Amendment adds the bolded text below to Section 3(a) of the 2025 Plan, which section is copied in its entirety below:

3. SHARES SUBJECT TO THE PLAN.

(a) The number of Shares which may be issued from time to time pursuant to this Plan shall be twenty percent (20%) of the total issued and outstanding shares of Common Stock as of the date of the adoption of this plan, or the equivalent of such number of Shares after the Administrator, in its sole discretion, has interpreted the effect of any stock split, stock dividend, combination, recapitalization or similar transaction in accordance with Paragraph 24 of the Plan.

In addition, on the first day of each calendar year, for a period of not more than ten (10) years, commencing January 1, 2026, or the first business day of the calendar year if the first day of the calendar year falls on a Saturday or Sunday, the Shares available under this Plan will automatically increase in an amount equal to the lesser of (i) five percent (5%) of the total number of shares of Common Stock outstanding as of December 31 of the preceding fiscal year or (ii) such number of shares of Common Stock as determined by the Board of Directors.

Further, and in addition to the Shares available to be issued under the Plan described above, as of the effective date of this Amendment, an additional 2,000,000 Shares will become available under this Plan.

The Plan Amendment also replaces Delaware with Nevada in Section 33 of the 2025 Plan, as copied in its entirety below:

33. GOVERNING LAW.

This Plan shall be construed and enforced in accordance with the law of the State of Nevada.

The preceding summary of the terms of the Plan Amendment is qualified in its entirety by the full text of the Plan Amendment, a copy of which is included as Annex D to this information statement.

Purpose of the Plan Amendment

The purpose of the additional 2,000,000 shares is to provide the Company with sufficient shares to make equity awards to employees, directors, and consultants of the Company pursuant to the amended 2025 Incentive Compensation Plan, thereby supporting the Company’s ability to attract, retain, and incentivize key personnel.

The purpose of the change of the 2025 Plan’s governing law from the laws of the State of Delaware to the laws of the State of Nevada is in order to harmonize the plan with the Company’s reincorporation from Delaware to Nevada, which occurred on November 14, 2025.

Overview of the 2025 Incentive Compensation Plan

On October 10, 2025, our Board and Majority Shareholders approved and ratified the 2025 Plan, covering up to 1,295,280 shares of common stock. The purpose of the 2025 Plan is to advance the interests of the Company and our related corporations by enhancing the ability of the Company to attract and retain qualified employees, consultants, officers, and directors, by creating incentives and rewards for their contributions to the success of the Company and its related corporations. The 2025 Plan is administered by our Board or by the Compensation Committee. The following awards may be granted under the 2025 Plan:

●	Options
●	Restricted Awards
●	Other Stock-Based Awards

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The preceding summary of the terms of the 2025 Plan is qualified in its entirety by the full text of the 2025 Plan, a copy of which is included as Annex A to the Company’s definitive information statement filed with the Securities and Exchange Commission on October 20, 2025. You also may obtain a copy of the 2025 Plan, as amended, free of charge, by writing to the Company, Attention: Corporate Secretary, 4800 Montgomery Lane Suite 210, Bethesda, MD 20814.

Reason for Stockholder Approval

NASDAQ Rule 5635(c) requires stockholder approval to be obtained prior to the issuance of securities when any equity compensation arrangement is made or materially amended, pursuant to which stock may be acquired by officers, directors, or employees. Accordingly, the Company is required to have the approval of stockholders holding a majority of our issued and outstanding common stock in order to materially amend the 2025 Plan.

Effective Date

In accordance with Exchange Act Rule 14c-2, the Plan Amendment will become effective no sooner than twenty (20) calendar days following the mailing of this Information Statement.

INTERESTS OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

None of our officers and directors, nor any of their associates, has any interest in the actions approved by our stockholders and described in this Information Statement except in their capacity as holders of our Common Stock (which interest does not differ from that of the other holders of our Common Stock).

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS, MANAGEMENT AND DIRECTORS

The table below sets forth information known to us regarding the beneficial ownership of our common stock as of the Record Date for:

●	each person we believe beneficially holds more than 5% of our outstanding common shares (based solely on our review of SEC filings);

●	each of our “named executive officers” and directors; and

●	all of our current directors and executive officers as a group.

The number of shares beneficially owned by a person includes shares issuable under options, warrants and other securities convertible into common stock held by that person and that are currently exercisable or that become exercisable within 60 days of the Record Date. Percentage calculations assume, for each person and group, that all shares that may be acquired by such person or group pursuant to options, warrants and other convertible securities currently exercisable or that become exercisable within 60 days of the Record Date are outstanding. Nevertheless, shares of common stock that are issuable upon exercise of presently unexercised options, warrants and other convertible securities are not deemed to be outstanding for purposes of calculating the “Percentage of Shares Beneficially Owned” by any other person or any other group.

Except as otherwise indicated in the table or its footnotes, the persons in the table below have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them, subject to community property laws where applicable.

As of the Record Date, we had 7,726,400 shares of common stock issued and outstanding.

Name and Address of Beneficial Owners(1)	Shares Beneficially Owned	Percentage of Shares Beneficially Owned
Directors and Named Executive Officers:
Chan Heng Fai (2)	6,264,319	80.6%
Lim Sheng Hon Danny	-	-
Rongguo Wei	-	-
Wong Tat Keung	-	-
Wong Shui Yeung	-	-
Lim Sheng Hon Danny	-	-
William Wu	-	-
All directors and executive officers, as a group (7 individuals)	6,264,319	80.6%
Five Percent Stockholders:
Chan Heng Fai (2)	6,264,319	80.6%
Alset Inc. (3)	5,261,719	67.7%
Alset International Limited	1,891,279	24.5%
Alset Acquisition Sponsor, LLC	582,850	7.5%

(1) Unless otherwise noted, the business address of each of the following entities or individuals is 4800 Montgomery Lane, Suite 210, Bethesda, Maryland 20814. Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them.

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(2) Includes (i) 535,475 shares held by Alset Acquisition Sponsor, LLC; (ii) 1,002,600 shares of common stock owned directly by Mr. Chan; (iii) 1,891,279 shares of common stock held by Alset International Limited; and (iv) 2,787,590 shares of common stock held by Alset Inc., over which Mr. Chan may be deemed to possess indirect beneficial ownership as the Chief Executive Officer and Chairman of Alset Inc. and Alset International Limited. Includes warrants convertible into 47,375 shares of the Company’s common stock, $0.0001 par value held by Alset Acquisition Sponsor, LLC.

(3) Includes (i) 535,475 shares of the Company’s common stock held by Alset Acquisition Sponsor, LLC; and (ii) 1,891,279 shares of common stock held by Alset International Limited; over which Alset Inc. may be deemed to possess beneficial ownership and (iii) 2,787,590 shares of common stock directly held by Alset Inc. Includes warrants convertible into 47,375 shares of the Company’s common stock, $0.0001 par value held by Alset Acquisition Sponsor, LLC.

For illustrative purposes, the table below reflects the security ownership of the Company’s common stock that would immediately result from the closing of the PIPE:

Name and Address of Beneficial Owners(1)	Shares Beneficially Owned	Percentage of Shares Beneficially Owned
Directors and Named Executive Officers:
Chan Heng Fai (2)	5,966,944	22.4%
Lim Sheng Hon Danny	-	-
Rongguo Wei	-	-
Wong Tat Keung	-	-
Wong Shui Yeung	-	-
Lim Sheng Hon Danny	-	-
William Wu	-	-
All directors and executive officers, as a group (7 individuals)	5,966,944	22.4%
Five Percent Stockholders:
Chan Heng Fai (2)	5,966,944	22.4%
Alset Inc. (3)	4,964,344	18.8%
Alset International Limited	1,891,279	6.8%
Smart Dynamics Technology Limited (4)	20,000,000	72.1%

(1) Unless otherwise noted, the business address of each of the following entities or individuals is 4800 Montgomery Lane, Suite 210, Bethesda, Maryland 20814. Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them.

(2) Includes (i) 535,475 shares held by Alset Acquisition Sponsor, LLC; (ii) 1,002,600 shares of common stock owned directly by Mr. Chan; (iii) 1,891,279 shares of common stock held by Alset International Limited; and (iv) 2,787,590 shares of common stock held by Alset Inc., over which Mr. Chan may be deemed to possess indirect beneficial ownership as the Chief Executive Officer and Chairman of Alset Inc. and Alset International Limited. Excludes warrants convertible into 47,375 shares of the Company’s common stock, $0.0001 par value held by Alset Acquisition Sponsor, LLC.

(3) Includes (i) 535,475 shares of the Company’s common stock held by Alset Acquisition Sponsor, LLC; and (ii) 1,891,279 shares of common stock held by Alset International Limited; over which Alset Inc. may be deemed to possess beneficial ownership and (iii) 2,787,590 shares of common stock directly held by Alset Inc. Excludes warrants convertible into 47,375 shares of the Company’s common stock, $0.0001 par value held by Alset Acquisition Sponsor, LLC.

(4) Excludes warrants which will be exercisable into 160,000,000 shares of the Company’s common stock held by Smart Dynamics Technology Limited following closing. Upon exercise of its 160,000,000 warrants, Smart Dynamics Technology Limited would beneficially own 96% of the issued and outstanding shares of the Company’s common stock, based on the number of shares of the Company’s common stock issued and outstanding as of the date of this Information Statement. The business address of Smart Dynamics Technology Limited is Unit 8, 3/F., Qwomar Trading Complex, Blackburne Road, Port Purcell, Road Town, Tortola, British Virgin Islands, VG1110.

OTHER INFORMATION

SEC Periodic Reports and Additional Information

The Company is subject to the information and reporting requirements of the Exchange Act, and in accordance with the Exchange Act, the Company files reports, documents and other information with the SEC. These reports and other information filed with the SEC by the Company may be inspected and are available for copying at the public reference facilities maintained by the SEC at 100 F Street, N.E. Washington, D.C. 20549. Copies may be obtained at prescribed rates from the Public Reference Section of the SEC at its principal office in Washington, D.C. The SEC also maintains an internet website that contains periodic and other reports, proxy and information statements and other information regarding registrants, including the Company, that file electronically with the SEC. The address of the SEC’s website is http://www.sec.gov.

Copies of all documents we file with the SEC will be provided without charge to each stockholder as of the Record Date upon request. Requests may be directed to our Corporate Secretary, at HWH INTERNATIONAL INC., 4800 Montgomery Lane, Suite 210, Bethesda, Maryland 20814, telephone: (301) 971-3955.

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Householding of Materials

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy materials with respect to two or more stockholders sharing the same address by delivering a single set of proxy materials addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of our Information Statement may have been sent to multiple Company stockholders in each household unless otherwise instructed by such Company stockholders. We will deliver promptly a separate copy of the Information Statement to any Company stockholder upon written or oral request to our Corporate Secretary, at HWH International Inc., 4800 Montgomery Lane, Suite 210, Bethesda, Maryland 20814, telephone: (301) 971-3955. Any Company stockholder wishing to receive separate copies of our proxy statement or annual report to Company stockholders in the future, or any Company stockholder who is receiving multiple copies and would like to receive only one copy per household, should contact the Company stockholder’s bank, broker, or other nominee record holder, or the Company stockholder may contact us at the above address and phone number.

Distribution of the Information Statement

We will make arrangements with brokerage firms and other custodians, nominees and fiduciaries who are record holders of our common stock for the forwarding of this Information Statement to the beneficial owners of our common stock. We will reimburse these brokers, custodians, nominees and fiduciaries for the reasonable out-of-pocket expenses they incur in connection with the forwarding of the Information Statement.

DISCLOSURE REGARDING FORWARD LOOKING STATEMENTS

This information statement includes forward-looking statements. You can identify our forward-looking statements by the words “expects,” “projects,” “believes,” “anticipates,” “intends,” “plans,” “predicts,” “estimates” and similar expressions. The forward-looking statements are based on management’s current expectations, estimates and projections about us. The Company cautions you that these statements are not guarantees of future performance and involve risks, uncertainties and assumptions that we cannot predict, including those risks set forth in the Company’s filings with the SEC. Actual outcomes and results may differ materially from what the Company has expressed or forecast in the forward-looking statements.

Forward-looking statements are expressly qualified in their entirety by this cautionary statement. The forward-looking statements included in this document are made as of the date of this document and we do not undertake any obligation to update forward-looking statements to reflect new information, subsequent events or otherwise, except as required by law.

THE ACTIONS HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SEC OR ANY STATE SECURITIES COMMISSION PASSED UPON THE FAIRNESS OR MERITS OF THE ACTIONS NOR UPON THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED IN THIS INFORMATION STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

PLEASE NOTE THAT THIS IS NEITHER A REQUEST FOR YOUR VOTE NOR A PROXY STATEMENT, BUT RATHER AN INFORMATION STATEMENT DESIGNED TO INFORM YOU OF THE ACTIONS THAT HAVE BEEN APPROVED AND TO PROVIDE YOU WITH INFORMATION ABOUT THE ACTIONS AND OTHER RELEVANT BACKGROUND INFORMATION.

Sincerely,

HWH INTERNATIONAL INC.

Dated: June 22, 2026	By:	/s/ Chan Heng Fai
	Name:	Chan Heng Fai
	Title:	Chief Executive Officer and Chairman of the Board

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ANNEX A

SECURITIES PURCHASE AGREEMENT

This Securities Purchase Agreement (this “Agreement”) is dated as of May 27, 2026, between HWH International Inc. a Nevada corporation having an address at 4800 Montgomery Lane, Suite 210, Bethesda, MD 20814 (the “Company”), and Smart Dynamics Technology Limited a company incorporated in the British Virgin Islands (BVI Company Number: 2182290), with its registered address at Unit 8, 3/F., Qwomar Trading Complex, Blackburne Road, Port Purcell, Road Town, Tortola, British Virgin Islands, VG1110, (including its successors and assigns, the “Purchaser”).

WHEREAS, the Company is listed on the Nasdaq Capital Market, with the trading symbol HWH;

WHEREAS, on May 5, 2026, the Company and the Purchaser entered into a Term Sheet, agreeing to certain transactions, and now intend to execute this Agreement to reflect the definitive terms of such transactions;

WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to Section 4(a)(2) of the Securities Act (as defined below), and Rule 506 promulgated thereunder, the Company desires to issue and sell to the Purchaser, and the Purchaser desires to purchase from the Company, 20,000,000 shares of the Common Stock of the Company (the “Shares”) and warrants to purchase up to 160,000,000 shares of the Common Stock of the Company at an exercise price set at $0.63 per share (the “Warrants”), subject to the terms and conditions set forth in the Warrant Agreement in the form of Exhibit A hereto (the “Warrant Agreement”), in each case as more fully described in this Agreement, for a total subscription price of $10,000,000 U.S. Dollars.

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and the Purchaser agree as follows:

ARTICLE I.

DEFINITIONS

1.1 Definitions. In addition to the terms defined elsewhere in this Agreement, for all purposes of this Agreement, the following terms have the meanings set forth in this Section 1.1:

“Action” shall have the meaning ascribed to such term in Section 3.1(i).

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 405 under the Securities Act.

“Board of Directors” means the board of directors of the Company.

“Business Day” means any day other than Saturday, Sunday or other day on which commercial banks in The City of New York are authorized or required by law to remain closed; provided, however, for clarification, commercial banks shall not be deemed to be authorized or required by law to remain closed due to “stay at home”, “shelter-in-place”, “non-essential employee” or any other similar orders or restrictions or the closure of any physical branch locations at the direction of any governmental authority so long as the electronic funds transfer systems (including for wire transfers) of commercial banks in The City of New York generally are open for use by customers on such day.

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“Closing” means the closing of the purchase and sale of the Securities pursuant to Section 2.1.

“Closing Date” means the Trading Day on which all of the Transaction Documents have been executed and delivered by the applicable parties thereto, and all conditions precedent to (i) the Purchaser’s obligations to pay the Subscription Amount and (ii) the Company’s obligations to deliver the Securities, in each case, have been satisfied or waived.

“Commission” means the United States Securities and Exchange Commission.

“Common Stock” means the common stock of the Company, par value $0.0001 per share, and any other class of securities into which such securities may hereafter be reclassified or changed.

“Company Party” shall have the meaning ascribed to such term in Section 4.3.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“GAAP” shall have the meaning ascribed to such term in Section 3.1(h).

“Material Adverse Effect” shall have the meaning assigned to such term in Section 3.1(a).

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an informal investigation or partial proceeding, such as a deposition), whether commenced or threatened.

“Purchaser Party” shall have the meaning ascribed to such term in Section 4.2.

“Required Approvals” shall have the meaning ascribed to such term in Section 3.1(d).

“Purchaser Consent Matter” means any Related Party Matter, any issuance of equity securities or securities convertible into or exercisable for equity, any incurrence of indebtedness outside the ordinary course of business, any acquisition or disposition of assets that is material to the Company, any amendment to the Company’s charter documents or change in the size of the Board of Directors, any amendment to or implementation of any equity compensation arrangement, and any material disclosure relating to the transactions contemplated by this Agreement. This restriction shall not apply to the Company’s right to issue up to 2,000,000 shares of common stock to certain officers, directors, other management, employees, and certain other individuals who have provided services to the Company (provided that the recipients thereof shall be subject to a lockup of 12 months from the date of issuance of such shares).

“Related Party Matter” means any existing, proposed or contingent transaction, arrangement, receivable, payable, indebtedness, guarantee, support arrangement, settlement, compromise, conversion, issuance of equity, acquisition or transfer of assets, release of claims, compensation arrangement or other financial or commercial arrangement involving, directly or indirectly, any current or former director, officer, employee, stockholder or Affiliate of the Company.

“Specified Disclosed Matters” means all matters set forth on the disclosure schedules delivered by the Company to the Purchaser prior to Closing, as such schedules may be updated from time to time with the prior written consent of the Purchaser.

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended or interpreted from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.

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“SEC Reports” shall have the meaning ascribed to such term in Section 3.1(g).

“Securities” means the Shares, the Warrants, and the shares underlying the Warrants.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Shares” means the shares of Common Stock issued or issuable to the Purchaser pursuant to this Agreement.

“Subscription Amount” means $10,000,000 in United States dollars and in immediately available funds.

“Trading Day” means a day on which the principal Trading Market is open for trading.

“Trading Market” means the Nasdaq Capital Market (or any successor to the foregoing).

“Transaction Documents” means this Agreement, the Warrant Agreement and all exhibits and schedules thereto and hereto and any other documents or agreements executed in connection with the transactions contemplated hereunder.

“Transfer Agent” means Vstock Transfer, LLC the current transfer agent of the Company with a phone number of (212) 828-8436 and any successor transfer agent of the Company.

“Warrant” has the meaning provided in the recitals hereof.

“Warrant Agreement” has the meaning provided in the recitals hereof.

ARTICLE II.
PURCHASE AND SALE

2.1 Closing. On the Closing Date, upon the terms and subject to the conditions set forth herein, substantially concurrent with the execution and delivery of this Agreement by the parties hereto, the Company agrees to sell, and the Purchaser agrees to purchase the Shares; and warrants to purchase up to 160,000,000 shares of the Common Stock of the Company exercisable immediately at an exercise price set at $0.63 per share and expiring on the fourth anniversary of the Issue Date as described in the Warrant Agreement. The Purchaser’s Subscription Amount shall be paid via wire transfer or a certified check of immediately available funds to the Company. The Company shall deliver to the Purchaser the Shares and Warrants pursuant to the Warrant Agreement, and the Company and the Purchaser shall deliver the other items set forth in Section 2.2 deliverable at the Closing. Upon satisfaction or waiver of the covenants and conditions set forth in Section 2.3, the Closing shall occur at such location as the parties shall mutually agree.

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2.2 Deliveries.

(a) On or prior to the Closing Date, the Company shall deliver or cause to be delivered to the Purchaser the following:

(i) this Agreement duly executed by the Company;

(ii) a Warrant Agreement in the name of such Purchaser (or its designee), the form of which is attached hereto as Exhibit A, duly executed by an authorized officer on behalf of the Company;

(iii) the Company shall have provided the Purchaser with the Company’s wire instructions, on Company letterhead and executed by the Chief Executive Officer or Chief Financial Officer;

(iv) a capitalization table of the Company, certified by the Chief Executive Officer or Chief Financial Officer, setting forth all issued and outstanding equity securities and all rights to acquire equity securities of the Company; and

(v) disclosure schedules setting forth the Specified Disclosed Matters in reasonable detail.

(b) On or prior to the Closing Date, the Purchaser shall deliver or cause to be delivered to the Company, the following:

(i) this Agreement duly executed by the Purchaser; and

(ii) the Purchaser’s Subscription Amount by wire transfer to the account specified by the Company.

2.3 Closing Conditions.

(a) The obligations of the Company hereunder in connection with the Closing are subject to the following conditions being met:

(i) The Company shall have received such stockholder approval as shall be required by applicable law, and the requirements of the Nasdaq Capital Market;

(ii) The Company shall have received any required approvals, or no objections from the Nasdaq Capital Market;

(iii) the accuracy in all material respects (or, to the extent representations or warranties are qualified by materiality or Material Adverse Effect, in all respects) on the Closing Date of the representations and warranties of the Purchaser contained herein (unless as of a specific date therein in which case they shall be accurate as of such date);

(iv) all obligations, covenants and agreements of the Purchaser required to be performed at or prior to the Closing Date shall have been performed; and

(v) the delivery by the Purchaser of the items set forth in Section 2.2(b) of this Agreement.

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(b) The obligations of the Purchaser hereunder in connection with the Closing are subject to the following conditions being met:

(i) the accuracy in all material respects (or, to the extent representations or warranties are qualified by materiality or Material Adverse Effect, in all respects) when made and on the Closing Date of the representations and warranties of the Company contained herein (unless as of a specific date therein in which case they shall be accurate as of such date);

(ii) all obligations, covenants and agreements of the Company required to be performed at or prior to the Closing Date shall have been performed;

(iii) the delivery by the Company of the items set forth in Section 2.2(a) of this Agreement;

(iv) there shall have been no Material Adverse Effect with respect to the Company since the date hereof;

(v) the Purchaser shall have received the disclosure schedules contemplated by Section 2.2(a), in form and substance reasonably satisfactory to the Purchaser;

(vi) no Purchaser Consent Matter shall have been implemented, amended or publicly announced after the date hereof without the prior written consent of the Purchaser; and

(vii) there shall not have occurred any material omission or material inaccuracy in the disclosure of any Specified Disclosed Matter.

ARTICLE III.
REPRESENTATIONS AND WARRANTIES

3.1 Representations and Warranties of the Company. The Company hereby makes the following representations and warranties to the Purchaser:

(a) Organization and Qualification. The Company is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization, with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. The Company is not in violation nor default of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents. The Company is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not have or reasonably be expected to result in: (i) a material adverse effect on the legality, validity or enforceability of any Transaction Document, (ii) a material adverse effect on the results of operations, assets, business, prospects or condition (financial or otherwise) of the Company, taken as a whole, or (iii) a material adverse effect on the Company’s ability to perform in any material respect on a timely basis its obligations under any Transaction Document (any of (i), (ii) or (iii), a “Material Adverse Effect”) and no Proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification.

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(b) Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement and each of the other Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of this Agreement and each of the other Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company or the Board of Directors in connection herewith or therewith other than in connection with the Required Approvals and the approval of the stockholders holding a majority of the Company’s issued and outstanding common stock. This Agreement and each other Transaction Document to which it is a party has been (or upon delivery will have been) duly executed by the Company and, when delivered in accordance with the terms hereof and thereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(c) No Conflicts. The execution, delivery and performance by the Company of this Agreement and the other Transaction Documents to which it is a party, the issuance and sale of the Securities and the consummation by it of the transactions contemplated hereby and thereby do not and will not conflict with or violate any provision of the Company’s certificate or articles of incorporation, bylaws or other organizational or charter documents.

(d) Filings, Consents and Approvals. The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents, other than: (i) the notice and/or application(s) to each applicable Trading Market for the issuance and sale of the Securities and the listing of the Shares for trading thereon in the time and manner required thereby, and (ii) any filings required to be made with the Commission and such filings as are required to be made under applicable state securities laws (collectively, the “Required Approvals”).

(e) Issuance of the Securities. The Securities are duly authorized and, when issued and paid for in accordance with the applicable Transaction Documents, will be duly and validly issued, fully paid and nonassessable, free and clear of all liens imposed by the Company other than restrictions on transfer provided for in the Transaction Documents. The Company has reserved from its duly authorized capital stock the maximum number of shares of Common Stock issuable pursuant to this Agreement.

(f) Capitalization. The Company has not issued any capital stock or any securities convertible or exercisable for capital stock since its most recently filed periodic report under the Exchange Act. However, the Purchaser agrees that the Company shall have the right to issue up to 2,000,000 shares of common stock to certain officers, directors, other management, employees, and certain other individuals who have provided services to the Company (provided that the recipients thereof shall be subject to a lockup of 12 months from the date of issuance of such shares).

(g) SEC Reports; Financial Statements. As of their respective dates, the filings the Company has made with the Securities and Exchange Commission during the one year prior to the date hereof (the “SEC Reports”) complied in all material respects with the requirements of the Securities Act and the Exchange Act, as applicable, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

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(h) Material Changes; Undisclosed Events, Liabilities or Developments. Since the date of the latest audited financial statements included within the SEC Reports, except as set forth in the SEC Reports, (i) there has been no event, occurrence or development that has had or that could reasonably be expected to result in a Material Adverse Effect, (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company’s financial statements pursuant to GAAP or disclosed in filings made with the Commission, (iii) the Company has not altered its method of accounting, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock and (v) the Company has not issued any equity securities to any officer, director or Affiliate, except pursuant to existing Company stock option plans.

(i) Litigation; Investigations; Compliance Matters. There is no action, suit, inquiry, notice of violation, proceeding, or regulatory matter pending or investigation pending or, to the knowledge of the Company, threatened against or affecting the Company before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) (collectively, an “Action”). The Company has not been the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty. There has not been, and to the knowledge of the Company, there is not pending or contemplated, any investigation by the Commission involving the Company or any current or former director or officer of the Company. The Commission has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company under the Exchange Act or the Securities Act.

(j) Listing and Maintenance Requirements. The Common Stock is registered pursuant to Section 12(b) or 12(g) of the Exchange Act, and the Company has taken no action designed to, or which to its knowledge is likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act nor has the Company received any notification that the Commission is contemplating terminating such registration.

(k) No General Solicitation. Neither the Company nor any Person acting on behalf of the Company has offered or sold any of the Securities by any form of general solicitation or general advertising. The Company has offered the Securities for sale only to the Purchaser.

(l) Registration. The Company shall use commercially reasonable efforts to file a resale registration statement with the SEC within 60 days of closing (Form S-3 if eligible, otherwise Form S-1) to register all the Shares and the shares underlying the Warrants for resale, as well as any other issued but unregistered shares of the Company outstanding at such date. The Company shall use commercially reasonable efforts to cause the registration statement to be effective within 90 days of filing, and maintain its effectiveness until all shares are freely tradable. The Company shall bear the costs of such registration statement. The Company shall keep the Purchaser reasonably informed of the status of such registration statement and shall use commercially reasonable efforts to respond promptly to any comments of the Commission and to maintain the effectiveness of such registration statement.

(m) Related Party Matters. The Company has fairly disclosed to the Purchaser in writing all Related Party Matters known to the Company after reasonable inquiry that would reasonably be expected to be material to the Purchaser or the transactions contemplated hereby. No such Related Party Matter has been implemented, modified or publicly announced except as disclosed in writing to the Purchaser.

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3.2 Representations and Warranties of the Purchaser. The Purchaser hereby represents and warrants as of the date hereof and as of the Closing Date to the Company as follows (unless as of a specific date therein, in which case they shall be accurate as of such date):

(a) Organization; Authority. The Purchaser is an entity duly incorporated or formed, validly existing and in good standing under the laws of the jurisdiction of its incorporation or formation with full right, corporate, partnership, limited liability company or similar power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of the Transaction Documents and performance by the Purchaser of the transactions contemplated by the Transaction Documents have been duly authorized by all necessary corporate, partnership, limited liability company or similar action, as applicable, on the part of the Purchaser. Each Transaction Document to which it is a party has been duly executed by the Purchaser, and when delivered by the Purchaser in accordance with the terms hereof, will constitute the valid and legally binding obligation of the Purchaser, enforceable against it in accordance with its terms, except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law. There is no pending or threatened litigation that might prevent the Purchaser from completing the transactions contemplated hereby.

(b) Own Account. The Purchaser understands that the Securities are “restricted securities” and have not been registered under the Securities Act or any applicable state securities law and is acquiring the Securities as principal for its own account and not with a view to or for distributing or reselling such Securities or any part thereof in violation of the Securities Act or any applicable state securities law, has no present intention of distributing any of such Securities in violation of the Securities Act or any applicable state securities law and has no direct or indirect arrangement or understandings with any other persons to distribute or regarding the distribution of such Securities in violation of the Securities Act or any applicable state securities law (this representation and warranty not limiting the Purchaser’s right to sell the Securities pursuant to a registration statement or otherwise in compliance with applicable federal and state securities laws).

(c) Purchaser Status. At the time the Purchaser was offered the Securities, it was, and as of the date hereof it is, or it will be, an “accredited investor” as defined in Rule 501 under the Securities Act. The Purchaser is not a U.S. Person, and this sale was made while the Purchaser was outside the United States.

(d) Experience of The Purchaser. The Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment. The Purchaser is able to bear the economic risk of an investment in the Securities and, at the present time, is able to afford a complete loss of such investment.

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(e) General Solicitation. The Purchaser is not purchasing the Securities as a result of any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or, to the knowledge of the Purchaser, any other general solicitation or general advertisement.

(f) Access to Information. The Purchaser acknowledges that it has had the opportunity to review the Transaction Documents (including all exhibits and schedules thereto) and the SEC Reports and has been afforded (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Securities and the merits and risks of investing in the Securities; (ii) access to information about the Company and its financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and (iii) the opportunity to obtain such additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment.

ARTICLE IV.

OTHER AGREEMENTS OF THE PARTIES

4.1 Transfer Restrictions.

(a) The Securities may only be disposed of in compliance with state and federal securities laws. In connection with any transfer of Securities other than pursuant to an effective registration statement or Rule 144, to the Company or to an Affiliate of a Purchaser, the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor and reasonably acceptable to the Company, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Securities under the Securities Act. As a condition of transfer, any such transferee shall agree in writing to be bound by the terms of this Agreement and shall have the rights and obligations of a Purchaser under this Agreement.

(b) The Purchaser agrees to the imprinting, so long as is required by this Section 4.1, of a legend on any of the Securities in the following form:

THIS SECURITY HAS NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

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(c) Certificates evidencing the Shares shall not contain any legend (including the legend set forth in Section 4.1(b) hereof), (i) while a registration statement covering the resale of such security is effective under the Securities Act, (ii) following any sale of such Shares pursuant to Rule 144 (iii) if such Shares or are eligible for sale under Rule 144, without the requirement for the Company to be in compliance with the current public information required under Rule 144 as to such Shares and without volume or manner-of-sale restrictions, or (iv) if such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the Commission). If such Shares or may be sold under Rule 144 and the Company is then in compliance with the current public information required under Rule 144 or if the Shares or may be sold under Rule 144 without the requirement for the Company to be in compliance with the current public information required under Rule 144 as to such Shares or if such legend is not otherwise required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the Commission) then such shall be issued free of all legends. The Company may not make any notation on its records or give instructions to the Transfer Agent that enlarge the restrictions on transfer set forth in this Section. Certificates for Securities subject to legend removal hereunder shall be transmitted by the Transfer Agent to the Purchaser by crediting the account of the Purchaser’s prime broker with the Depository Trust Company System as directed by the Purchaser.

(d) The Purchaser agrees with the Company that the Purchaser will only sell any of the Securities pursuant to either the registration requirements of the Securities Act, including any applicable prospectus delivery requirements, or an exemption therefrom, and that if Securities are sold pursuant to a registration statement, they will be sold in compliance with the plan of distribution set forth therein, and acknowledges that the removal of the restrictive legend from certificates representing Securities as set forth in this Section is predicated upon the Company’s reliance upon this understanding.

4.2 Indemnification of Purchaser. Subject to the provisions of this Section, the Company will indemnify and hold the Purchaser and its directors, officers, shareholders, members, partners, employees and agents (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title), each Person who controls the Purchaser, and the directors, officers, shareholders, agents, members, partners or employees (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title) of such controlling persons (each, a “Purchaser Party”) harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys’ fees and costs of investigation that any such Purchaser Party may suffer or incur as a result of or relating to (a) any material breach of any of the representations, warranties, covenants or agreements made by the Company in this Agreement or in the other Transaction Documents or (b) any willful misconduct, fraud or gross negligence of the Company or its directors, officer, employee or agents. If any action shall be brought against any Purchaser Party in respect of which indemnity may be sought pursuant to this Agreement, such Purchaser Party shall promptly notify the Company in writing, and the Company shall have the right to assume the defense thereof with counsel of its own choosing reasonably acceptable to the Purchaser Party. Any Purchaser Party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Purchaser Party except to the extent that (i) the employment thereof has been specifically authorized by the Company in writing, (ii) the Company has failed after a reasonable period of time to assume such defense and to employ counsel or (iii) in such action there is, in the reasonable opinion of counsel, a material conflict on any material issue between the position of the Company and the position of such Purchaser Party, in which case the Company shall be responsible for the reasonable fees and expenses of no more than one such separate counsel. The Company will not be liable to any Purchaser Party under this Agreement (y) for any settlement by a Purchaser Party effected without the Company’s prior written consent, which shall not be unreasonably withheld or delayed; or (z) to the extent, but only to the extent that a loss, claim, damage or liability is attributable to any Purchaser Party’s breach of any of the representations, warranties, covenants or agreements made by such Purchaser Party in this Agreement or in the other Transaction Documents. The indemnification required by this Section shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or are incurred. The indemnity agreements contained herein shall be in addition to any cause of action or similar right of any Purchaser Party against the Company or others and any liabilities the Company may be subject to pursuant to law. Liability hereunder shall be limited to direct losses only. No Party shall be liable to any other Party for any indirect, special, consequential or punitive damages, howsoever arising.

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4.3 Indemnification of the Company. Subject to the provisions of this Section, the Purchaser will indemnify and hold the Company and its directors, officers, shareholders, members, partners, employees and agents (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title), each Person who controls the Company, and the directors, officers, shareholders, agents, members, partners or employees (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title) of such controlling persons (each, a “Company Party”) harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys’ fees and costs of investigation that any such Company Party may suffer or incur as a result of or relating to (a) any materials breach of any of the representations, warranties, covenants or agreements made by the Purchaser in this Agreement or in the other Transaction Documents or (b) any willful misconduct, fraud or gross negligence of the Purchaser or its directors, officer, employee or agents. If any action shall be brought against any Company Party in respect of which indemnity may be sought pursuant to this Agreement, such Company Party shall promptly notify the Purchaser in writing, and the Purchaser shall have the right to assume the defense thereof with counsel of its own choosing reasonably acceptable to the Company Party. Any Company Party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Company Party except to the extent that (i) the employment thereof has been specifically authorized by the Purchaser in writing, (ii) the Purchaser has failed after a reasonable period of time to assume such defense and to employ counsel or (iii) in such action there is, in the reasonable opinion of counsel, a material conflict on any material issue between the position of the Purchaser and the position of such Company Party, in which case the Purchaser shall be responsible for the reasonable fees and expenses of no more than one such separate counsel. The Purchaser will not be liable to any Company Party under this Agreement (y) for any settlement by a Company Party effected without the Purchaser’s prior written consent, which shall not be unreasonably withheld or delayed; or (z) to the extent, but only to the extent that a loss, claim, damage or liability is attributable to any Company Party’s breach of any of the representations, warranties, covenants or agreements made by such Company Party in this Agreement or in the other Transaction Documents. The indemnification required by this Section shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or are incurred. The indemnity agreements contained herein shall be in addition to any cause of action or similar right of any Company Party against the Purchaser or others and any liabilities the Purchaser may be subject to pursuant to law. Liability hereunder shall be limited to direct losses only. No Party shall be liable to any other Party for any indirect, special, consequential or punitive damages, howsoever arising.

4.4 Reservation of Common Stock. As of the date hereof, the Company has reserved and the Company shall continue to reserve and keep available at all times, free of preemptive rights, a sufficient number of shares of Common Stock for the purpose of enabling the Company to issue Shares pursuant to this Agreement.

4.5 Listing of Common Stock. The Company hereby agrees to use best efforts to maintain the listing or quotation of the Common Stock on the Trading Market on which it is currently listed, and concurrently with the Closing, the Company shall apply to list or quote all of the Shares on such Trading Market and promptly secure the listing of all of the Shares on such Trading Market. The Company further agrees, if the Company applies to have the Common Stock traded on any other Trading Market, it will then include in such application all of the Shares, and will take such other action as is necessary to cause all of the Shares to be listed or quoted on such other Trading Market as promptly as possible. The Company will then take all action reasonably necessary to continue the listing and trading of its Common Stock on a Trading Market and will comply in all respects with the Company’s reporting, filing and other obligations under the bylaws or rules of the Trading Market. The Company agrees to maintain the eligibility of the Common Stock for electronic transfer through the Depository Trust Company or another established clearing corporation, including, without limitation, by timely payment of fees to the Depository Trust Company or such other established clearing corporation in connection with such electronic transfer.

4.6 Anti-Dilution and Issuance Restrictions. From the date of the Closing for a period of two years, provided the Purchaser continues to beneficially own at least a majority of the Company’s common stock (such period, the “Anti-Dilution Period”), the Company shall not, without the prior written consent of the Purchaser, authorize, issue, or sell any equity securities or securities convertible or exercisable into equity of the Company. This restriction shall not apply to (i) the Company’s right to issue up to 2,000,000 shares of common stock to certain officers, directors, other management, employees, and certain other individuals who have provided services to the Company (provided that the recipients thereof shall be subject to a lockup of 12 months from the date of issuance of such shares); or (ii) to any warrant, option or other right to receive shares existing as of the date of the Closing. In the event of any sale of the Company’s securities during the Anti-Dilution Period to investors, pursuant to any public or private offering, the Purchaser shall be entitled to participate in such sale of securities on the same terms as any other investors, in proportion to ownership percentage of the shares of the Company’s common stock following the Closing.

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4.7 Board Appointments. Upon the Closing, the Purchaser shall have the irrevocable right to appoint three directors to the Board of Directors of the Company, subject to applicable law and the regulations of the Nasdaq, including but not limited to the Nasdaq’s requirements regarding the independence of directors serving on certain committees of the Board of Directors. This right shall remain in full force and effect, and shall not terminate, unless and until the Purchaser ceases to beneficially own a majority of the Company’s issued and outstanding common stock.

4.8 Disclosure and Regulatory Coordination. Prior to filing or furnishing any Form 8-K, proxy statement, information statement, Nasdaq submission, stockholder communication or other material disclosure relating to this Agreement, the Warrant Agreement, the issuance of the Securities, or any transaction reasonably related thereto, the Company shall provide the Purchaser and its counsel a reasonable opportunity to review and comment thereon, and shall consider such comments in good faith. The Purchaser acknowledges that such information may be confidential and the Purchaser and its affiliates shall not disseminate such information to any person not bound to maintain the confidentially of such information until its public dissemination by the Company. The Purchaser acknowledges that it may not buy or sell the securities of the Company while in possession of material, non-public information.

ARTICLE V.
MISCELLANEOUS

5.1 Termination. This Agreement shall terminate automatically if the Closing has not been consummated on or before November 5, 2026; provided, however, that no such termination will affect the right of any party to sue for any breach by any other party (or parties).

5.2 Fees and Expenses. Except as expressly set forth in the Transaction Documents to the contrary, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. The Company shall pay all Transfer Agent fees (including, without limitation, any fees required for same-day processing of any instruction letter delivered by the Company and any exercise notice delivered by a Purchaser), stamp taxes and other taxes and duties levied in connection with the delivery of any Securities to the Purchaser.

5.3 Entire Agreement. The Transaction Documents, together with the exhibits and schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and thereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

5.4 Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of: (a) the time of transmission, if such notice or communication is delivered via email attachment at the email address as set forth on the signature pages attached hereto at or prior to 5:30 p.m. (New York City time) on a Trading Day, (b) the next Trading Day after the time of transmission, if such notice or communication is delivered via the email address as set forth on the signature pages attached hereto on a day that is not a Trading Day or later than 5:30 p.m. (New York City time) on any Trading Day, (c) the second (2nd) Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service or (d) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as set forth on the signature pages attached hereto.

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5.5 Amendments; Waivers. No provision of this Agreement may be waived, modified, supplemented or amended except in a written instrument signed, in the case of an amendment, by the Company and Purchaser. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right. Any amendment effected in accordance with this Section shall be binding upon the Purchaser and holder of Securities and the Company.

5.6 Headings. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

5.7 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Purchaser (other than by merger). The Purchaser may assign any or all of its rights under this Agreement to any Person to whom the Purchaser assigns or transfers any Securities, provided that such transferee agrees in writing to be bound, with respect to the transferred Securities, by the provisions of the Transaction Documents that apply to the Purchaser.

5.8 No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

5.9 Governing Law. All questions concerning the construction, validity, enforcement and interpretation of the Transaction Documents shall be governed by and construed and enforced in accordance with the internal laws of the State of Maryland, without regard to the principles of conflicts of law thereof. Each party agrees that all legal Proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and any other Transaction Documents (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, partners, members, employees or agents) shall be commenced exclusively in the state and federal courts sitting in Montgomery County, Maryland. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in Montgomery County, Maryland for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any Action or Proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such Action or Proceeding is improper or is an inconvenient venue for such Proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such Action or Proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law.

5.10 Survival. The representations and warranties contained herein shall survive the Closing and the delivery of the Securities.

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5.11 Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to each other party, it being understood that the parties need not sign the same counterpart.+ In the event that any signature is delivered by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such “.pdf” signature page were an original thereof.

5.12 Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

5.13 Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of the Purchasers and the Company will be entitled to specific performance under the Transaction Documents. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations contained in the Transaction Documents and hereby agree to waive and not to assert in any Action for specific performance of any such obligation the defense that a remedy at law would be adequate.

5.14 Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a Business Day, then such action may be taken or such right may be exercised on the next succeeding Business Day.

5.15 Construction. The parties agree that each of them and/or their respective counsel have reviewed and had an opportunity to revise the Transaction Documents and, therefore, the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of the Transaction Documents or any amendments thereto. In addition, each and every reference to share prices and shares of Common Stock in any Transaction Document shall be subject to adjustment for reverse and forward stock splits, stock dividends, stock combinations and other similar transactions of the Common Stock that occur after the date of this Agreement.

5.16 WAIVER OF JURY TRIAL. IN ANY ACTION, SUIT, OR PROCEEDING IN ANY JURISDICTION BROUGHT BY ANY PARTY AGAINST ANY OTHER PARTY, THE PARTIES EACH KNOWINGLY AND INTENTIONALLY, TO THE GREATEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY ABSOLUTELY, UNCONDITIONALLY, IRREVOCABLY AND EXPRESSLY WAIVES FOREVER TRIAL BY JURY.

(Signature Pages Follow)

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IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

HWH INTERNATIONAL INC.		Address for Notice:

By:	/s/ Chan Heng Fai	Email:
Name:	Chan Heng Fai	Fax:
Title:	Chairman and Chief Executive Officer

With a copy to (which shall not constitute notice):

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

SIGNATURE PAGE FOR PURCHASER FOLLOWS]

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[PURCHASER SIGNATURE PAGES TO hwh international INC. SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: Smart Dynamics Technology Limited

Signature of Authorized Signatory of Purchaser: /s/ Liu Ming Hui

Name of Authorized Signatory: Liu Ming Hui

Title of Authorized Signatory: Director

Email Address of Authorized Signatory: ______________________________________________

Address for Notice to Purchaser:

Address for Delivery of Securities to Purchaser (if not same as address for notice):

Subscription Amount: $10,000,000

[SIGNATURE PAGES CONTINUE]

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EXHIBIT A

FORM OF WARRANT AGREEMENT

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ANNEX B

AMENDMENT NO. 1 TO SECURITIES PURCHASE AGREEMENT

THIS AMENDMENT NO. 1 TO SECURITIES PURCHASE AGREEMENT (this “Amendment”), dated and effective June 8, 2026 (the “Effective Date”), is made between HWH International Inc., a company incorporated under the laws of the State of Nevada, having its principal office at 4800 Montgomery Lane Suite 210, Bethesda, MD 20814 and/or its successors and assigns (the “Company”) and Smart Dynamics Technology Limited a company incorporated in the British Virgin Islands (BVI Company Number: 2182290), with its registered address at Unit 8, 3/F., Qwomar Trading Complex, Blackburne Road, Port Purcell, Road Town, Tortola, British Virgin Islands, VG1110 (the “Purchaser”) shall amend the terms and conditions of that certain Securities Purchase Agreement entered into by the Company and the Purchaser on May 27, 2026 (the “Agreement”). The Company and the Purchaser may also be individually known herein as a “Party”, and collectively be known herein as the “Parties”.

WHEREAS, the Company and Purchaser wish to amend the Agreement; and

WHEREAS, the Securities Purchase Agreement shall remain unchanged by this Amendment, other than (i) the addition to Section 2.3(b) made herein, to specifically require the receipt of an extension from Nasdaq of an extension to regain compliance with Listing Rule 5550(b)(1) as a condition to Closing; and (ii) the amendment or waiver (as applicable) of any restriction either in (a) the definition of “Purchaser Consent Matter” included in the Agreement, (b) Section 3.1(f) of the Agreement, or (c) Section 4.6 of the Agreement that would restrict the Company from making a one-time sale of up to 250,000 shares of the Company’s common stock at a purchase price of $2.00 per share;

NOW, THEREFORE, in consideration of the mutual promises, covenants and conditions set forth herein, the Parties hereto agree as follows:

l. Amendment to Section 2.3(b). Section 2.3(b) of the Agreement is hereby amended to add an additional section, which shall read:

(viii) the Company shall not have received from the Nasdaq a final written determination rejecting the Company’s plan to regain compliance with Listing Rule 5550(b)(1) (including any appeal filed by the Company in connection therewith); provided that the Company shall have submitted such compliance plan to Nasdaq no later than July 13, 2026.

2. Amendment to the definition of “Purchaser Consent Matter”. The definition of “Purchaser Consent Matter” is hereby amended state the following:

“Purchaser Consent Matter” means any Related Party Matter, any issuance of equity securities or securities convertible into or exercisable for equity, any incurrence of indebtedness outside the ordinary course of business, any acquisition or disposition of assets that is material to the Company, any amendment to the Company’s charter documents or change in the size of the Board of Directors, any amendment to or implementation of any equity compensation arrangement, and any material disclosure relating to the transactions contemplated by this Agreement. This restriction shall not apply to the Company’s right (i) to issue up to 2,000,000 shares of common stock to certain officers, directors, other management, employees, and certain other individuals who have provided services to the Company (provided that the recipients thereof shall be subject to a lockup of 12 months from the date of issuance of such shares); and (ii) to make a one-time sale of 250,000 shares of the Company’s common stock at a price of $2.00 per share to certain affiliates of the Company.

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3. Amendment to Section 3.1(f). Section 3.1(f) of the Agreement is hereby amended to read as follows:

(f) Capitalization. The Company has not issued any capital stock or any securities convertible or exercisable for capital stock since its most recently filed periodic report under the Exchange Act. However, the Purchaser agrees that the Company shall have the right (i) to issue up to 2,000,000 shares of common stock to certain officers, directors, other management, employees, and certain other individuals who have provided services to the Company (provided that the recipients thereof shall be subject to a lockup of 12 months from the date of issuance of such shares); and (ii) to make a one-time sale of 250,000 shares of the Company’s common stock at a price of $2.00 per share to certain affiliates of the Company.

4. Waiver to Section 4.6. The Parties hereby agree that Section 4.6 of the Agreement shall in no way limit or otherwise restrict the Company from making a one-time sale of 250,000 shares of the Company’s common stock at a price of $2.00 per share to certain affiliates of the Company.

5. No Other Modifications. Except as specifically set forth herein, all terms and conditions of the Agreement, as amended, shall remain unchanged and in full force and effect.

6. Severability. In the event any provision of this Amendment is deemed to be void, invalid, or unenforceable, that provision shall be severed from the remainder of this Amendment so as not to cause the invalidity or unenforceability of the remainder of this Amendment. All remaining provisions of this Amendment shall then continue in full force and effect. If any provision shall be deemed invalid due to its scope or breadth, such provision shall be deemed valid to the extent of the scope and breadth permitted by law.

7. Counterparts. This Amendment may be executed by one or more of the Parties on any number of separate counterparts (including by telecopy), and all of said counterparts taken together shall be deemed to constitute one and the same instrument and agreement. Delivery of an executed counterpart to this Amendment by facsimile transmission or by electronic mail in pdf. format shall be as effective as delivery of a manually executed counterpart hereof. Each Party agrees that the electronic signatures, whether digital or encrypted, of the Parties are intended to authenticate this writing and to have the same force and effect as manual signatures. Electronic signature and, when used elsewhere in this Amendment, “electronic transmission,” means any electronic sound, symbol, or process attached to or logically associated with a record and executed and adopted by a Party with the intent to sign such record, including facsimile or email electronic signatures.

[Signature Page Follows.]

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IN WITNESS WHEREOF and acknowledging acceptance and agreement of the foregoing, the Company and the Purchaser affix their signatures hereto.

Signed by the Company:

HWH INTERNATIONAL INC.

By:	/s/ Chan Heng Fai
Name:	Chan Heng Fai
Title:	Chairman and CEO

Signed by the Purchaser:

SMART DYNAMICS TECHNOLOGY LIMITED

By:	/s/ Liu Ming Xing
Name:	Liu Ming Xing
Title:	Director

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ANNEX C

COMMON STOCK PURCHASE WARRANT HWH INTERNATIONAL INC.

Warrant Shares: 160,000,000

Initial Exercise Date: ____________, 2026

Issue Date: ____________, 2026

THIS COMMON STOCK PURCHASE WARRANT (the “Warrant”) certifies that, for value received, Smart Dynamics Technology Limited, a British Virgin Islands company or their assigns (the “Holder”) is entitled, upon the terms and subject to the limitations on exercise and the conditions hereinafter set forth, at any time on or after the date hereof (the “Initial Exercise Date”) and on or prior to 5:00PM (New York City time) on ______________, 2030 (the “Termination Date”) but not thereafter, to subscribe for and purchase from HWH International Inc., a Nevada corporation (the “Company”), up to 160,000,000 shares (as subject to adjustment hereunder, the “Warrant Shares”) of Common Stock. The purchase price of one share of Common Stock under this Warrant shall be equal to the Exercise Price, as defined in Section 2(b). This Warrant shall initially be issued and maintained in the form of a security held in book-entry form.

Section 1. Definitions. In addition to the terms defined elsewhere in this Warrant, the following terms have the meanings indicated in this Section 1:

“Business Day” means any day other than Saturday, Sunday or other day on which commercial banks in The City of New York are authorized or required by law to remain closed; provided, however, for clarification, commercial banks shall not be deemed to be authorized or required by law to remain closed due to “stay at home”, “shelter-in-place”, “non-essential employee” or any other similar orders or restrictions or the closure of any physical branch locations at the direction of any governmental authority so long as the electronic funds transfer systems (including for wire transfers) of commercial banks in The City of New York generally are open for use by customers on such day.

“Common Stock” means the common stock of the Company, par value $0.0001 per share, and any other class of securities into which such securities may hereafter be reclassified or changed.

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Trading Day” means a day on which the Common Stock is traded on a Trading Market.

“Trading Market” means the Nasdaq Capital Market (or any successor to the foregoing).

“Warrants” means this Warrant.

Section 2. Exercise.

a)	Exercise of Warrant. Subject to the provisions of Section 2(e) herein, exercise of the purchase rights represented by this Warrant may be made, in whole or in part, at any time or times on or after the Initial Exercise Date and on or before the Termination Date by delivery to the Company of a duly executed PDF copy submitted by e-mail (or e- mail attachment) of the Notice of Exercise in the form annexed hereto (the “Notice of Exercise”) and the aggregate Exercise Price for the shares specified in the applicable Notice of Exercise by wire transfer of immediately available funds. The Holder and any assignee, by acceptance of this Warrant, acknowledge and agree that, by reason of the provisions of this paragraph, following the purchase of a portion of the Warrant Shares hereunder, the number of Warrant Shares available for purchase hereunder at any given time may be less than the amount stated on the face hereof.

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b)	Exercise Price. The exercise price per share of Common Stock under this Warrant shall be $0.63, subject to adjustment hereunder (the “Exercise Price”).

c)	Delivery of New Warrants Upon Exercise. If this Warrant shall have been exercised in part, the Company shall, at the request of a Holder and upon surrender of this Warrant certificate, at the time of delivery of the Warrant Shares, deliver to the Holder a new Warrant evidencing the rights of the Holder to purchase the unpurchased Warrant Shares called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant.

d)	Rescission Rights. If the Company fails to cause the Company’s transfer agent to transmit to the Holder the Warrant Shares by the Warrant Share Delivery Date, then the Holder will have the right to rescind such exercise.

e)	No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. As to any fraction of a share which the Holder would otherwise be entitled to purchase upon such exercise, the Company shall, at its election, either pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the Exercise Price or round up to the next whole share.

f)	Charges, Taxes and Expenses. Issuance of Warrant Shares shall be made without charge to the Holder for any issue or transfer tax or other incidental expense in respect of the issuance of such Warrant Shares, all of which taxes and expenses shall be paid by the Company, and such Warrant Shares shall be issued in the name of the Holder or in such name or names as may be directed by the Holder; provided, however, that, in the event that Warrant Shares are to be issued in a name other than the name of the Holder, this Warrant when surrendered for exercise shall be accompanied by the Assignment Form attached hereto duly executed by the Holder and the Company may require, as a condition thereto, the payment of a sum sufficient to reimburse it for any transfer tax incidental thereto.

Section 3. Certain Adjustments.

a)	Stock Dividends and Splits. If the Company, at any time while this Warrant is outstanding: (i) pays a stock dividend or otherwise makes a distribution or distributions on shares of its Common Stock or any other equity or equity equivalent securities payable in shares of Common Stock (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Company upon exercise of this Warrant), (ii) subdivides outstanding shares of Common Stock into a larger number of shares, (iii) combines (including by way of reverse stock split) outstanding shares of Common Stock into a smaller number of shares, or (iv) issues by reclassification of shares of the Common Stock any shares of capital stock of the Company, then the Exercise Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding immediately before such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event, and the number of shares issuable upon exercise of this Warrant shall be proportionately adjusted such that the aggregate Exercise Price of this Warrant shall remain unchanged. Any adjustment made pursuant to this Section 3(a) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

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b)	Pro Rata Distributions. During such time as this Warrant is outstanding, if the Company shall declare or make any dividend or other distribution of its assets (or rights to acquire its assets) to all (or substantially all) of holders of shares of Common Stock, by way of return of capital or otherwise (including, without limitation, any distribution of cash, stock or other securities, property or options by way of a dividend, spin off, reclassification, corporate rearrangement, scheme of arrangement or other similar transaction) (a “Distribution”), at any time after the issuance of this Warrant, then, in each such case, the Holder shall be entitled to participate in such Distribution to the same extent that the Holder would have participated therein if the Holder had held the number of shares of Common Stock acquirable upon complete exercise of this Warrant (without regard to any limitations on exercise hereof, including without limitation, the Beneficial Ownership Limitation) immediately before the date of which a record is taken for such Distribution, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the participation in such Distribution.

c)	Fundamental Transaction. If, at any time while this Warrant is outstanding, (i) the Company, directly or indirectly, in one or more related transactions effects any merger or consolidation of the Company with or into another Person, (ii) the Company, directly or indirectly, effects any sale, lease, license, assignment, transfer, conveyance or other disposition of all or substantially all of its assets in one or a series of related transactions, (iii) any, direct or indirect, purchase offer, tender offer or exchange offer (whether by the Company or another Person) is completed pursuant to which holders of Common Stock are permitted to sell, tender or exchange their shares for other securities, cash or property and has been accepted by the holders of 50% or more of the outstanding Common Stock, (iv) the Company, directly or indirectly, in one or more related transactions effects any reclassification, reorganization or recapitalization of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property, or (v) the Company, directly or indirectly, in one or more related transactions consummates a stock or share purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off, merger or scheme of arrangement) with another Person or group of Persons whereby such other Person or group acquires more than 50% of the outstanding shares of Common Stock (not including any shares of Common Stock held by the other Person or other Persons making or party to, or associated or affiliated with the other Persons making or party to, such stock or share purchase agreement or other business combination) (each a “Fundamental Transaction”), then, upon any subsequent exercise of this Warrant, the Holder shall have the right to receive, for each Warrant Share that would have been issuable upon such exercise immediately prior to the occurrence of such Fundamental Transaction, at the option of the Holder, the number of shares of Common Stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and any additional consideration (the “Alternate Consideration”) receivable as a result of such Fundamental Transaction by a holder of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such Fundamental Transaction (without regard to any limitation set forth herein on the exercise of this Warrant). For purposes of any such exercise, the determination of the Exercise Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Common Stock in such Fundamental Transaction, and the Company shall apportion the Exercise Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any exercise of this Warrant following such Fundamental Transaction. The Company shall cause any successor entity in a Fundamental Transaction in which the Company is not the survivor (the “Successor Entity”) to assume in writing all of the obligations of the Company under this Warrant in accordance with the provisions of this Section 3(d) pursuant to written agreements in form and substance reasonably satisfactory to the Holder and approved by the Holder (without unreasonable delay) prior to such Fundamental Transaction and shall, at the option of the Holder, deliver to the Holder in exchange for this Warrant a security of the Successor Entity evidenced by a written instrument substantially similar in form and substance to this Warrant which is exercisable for a corresponding number of shares of capital stock of such Successor Entity (or its parent entity) equivalent to the shares of Common Stock acquirable and receivable upon exercise of this Warrant (without regard to any limitations on the exercise of this Warrant) prior to such Fundamental Transaction, and with an exercise price which applies the exercise price hereunder to such shares of capital stock (but taking into account the relative value of the shares of Common Stock pursuant to such Fundamental Transaction and the value of such shares of capital stock, such number of shares of capital stock and such exercise price being for the purpose of protecting the economic value of this Warrant immediately prior to the consummation of such Fundamental Transaction), and which is reasonably satisfactory in form and substance to the Holder. Upon the occurrence of any such Fundamental Transaction, the Successor Entity shall succeed to, and be substituted for (so that from and after the date of such Fundamental Transaction, the provisions of this Warrant referring to the “Company” shall refer instead to the Successor Entity), and may exercise every right and power of the Company and shall assume all of the obligations of the Company under this Warrant with the same effect as if such Successor Entity had been named as the Company herein.

C-3

d)	Calculations. All calculations under this Section 3 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be. For purposes of this Section 3, the number of shares of Common Stock deemed to be issued and outstanding as of a given date shall be the sum of the number of shares of Common Stock (excluding treasury shares, if any) issued and outstanding.

i. Adjustment to Exercise Price. Whenever the Exercise Price is adjusted pursuant to any provision of this Section 3, the Company shall promptly deliver to the Holder by email a notice setting forth the Exercise Price after such adjustment and any resulting adjustment to the number of Warrant Shares and setting forth a brief statement of the facts requiring such adjustment.

ii. Notice to Allow Exercise by Holder. If (A) the Company shall declare a dividend (or any other distribution in whatever form) on the Common Stock, (B) the Company shall declare a special nonrecurring cash dividend on or a redemption of the Common Stock, (C) the Company shall authorize the granting to all holders of the Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights, (D) the approval of any stockholders of the Company shall be required in connection with any reclassification of the Common Stock, any consolidation or merger to which the Company is a party, any sale or transfer of all or substantially all of its assets, or any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property, or (E) the Company shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Company, then, in each case, the Company shall cause to be delivered by email to the Holder at its last email address as it shall appear upon the Warrant Register of the Company, at least 20 calendar days prior to the applicable record or effective date hereinafter specified, a notice (unless such information is filed with the United States Securities and Exchange Commission, in which case a notice shall not be required) stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange; provided that the failure to deliver such notice or any defect therein or in the delivery thereof shall not affect the validity of the corporate action required to be specified in such notice.

Section 4. Transfer of Warrant.

a) Transferability. This Warrant and all rights hereunder (including, without limitation, any registration rights) are transferable, in whole or in part, upon surrender of this Warrant at the principal office of the Company or its designated agent, together with a written assignment of this Warrant substantially in the form attached hereto duly executed by the Holder or its agent or attorney and funds sufficient to pay any transfer taxes payable upon the making of such transfer. Upon such surrender and, if required, such payment, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees, as applicable, and in the denomination or denominations specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be cancelled. Notwithstanding anything herein to the contrary, the Holder shall not be required to physically surrender this Warrant to the Company unless the Holder has assigned this Warrant in full, in which case, the Holder shall surrender this Warrant to the Company within three (3) Trading Days of the date on which the Holder delivers an assignment form to the Company assigning this Warrant in full. The Warrant, if properly assigned in accordance herewith, may be exercised by a new holder for the purchase of Warrant Shares without having a new Warrant issued.

C-4

b) Warrant Register. The Company shall register this Warrant, upon records to be maintained by the Company for that purpose (the “Warrant Register”), in the name of the record Holder hereof from time to time. The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, absent actual notice to the contrary.

Section 5. Miscellaneous.

a) No Rights as Stockholder until Exercise; No Settlement in Cash. This Warrant does not entitle the Holder to any voting rights, dividends or other rights as a stockholder of the Company prior to the exercise hereof, except as expressly set forth in Section 3. Including if the Company is for any reason unable to issue and deliver Warrant Shares upon exercise of this Warrant as required pursuant to the terms hereof, in no event shall the Company be required to net cash settle an exercise of this Warrant or cash settle in any other form. Nothing in this Section 5(a) shall limit the Holder’s rights to specific performance, injunctive relief, damages or any other remedy available at law or in equity in the event of a breach of this Warrant by the Company.

b) Loss, Theft, Destruction or Mutilation of Warrant. The Company covenants that upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant or any stock certificate relating to the Warrant Shares, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it (which, in the case of the Warrant, shall not include the posting of any bond), and upon surrender and cancellation of such Warrant or stock certificate, if mutilated, the Company will make and deliver a new Warrant or stock certificate of like tenor and dated as of such cancellation, in lieu of such Warrant or stock certificate.

c) Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a Business Day, then such action may be taken or such right may be exercised on the next succeeding Business Day.

d) Authorized Shares. The Company covenants that, during the period the Warrant is outstanding, it will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of the Warrant Shares upon the exercise of any purchase rights under this Warrant. The Company further covenants that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of issuing the necessary Warrant Shares upon the exercise of the purchase rights under this Warrant. The Company will take all such reasonable action as may be necessary to assure that such Warrant Shares may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of the Trading Market upon which the Common Stock may be listed. The Company covenants that all Warrant Shares which may be issued upon the exercise of the purchase rights represented by this Warrant will, upon exercise of the purchase rights represented by this Warrant and payment for such Warrant Shares in accordance herewith, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges created by the Company in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue).

Except and to the extent as waived or consented to by the Holder, the Company shall not by any action, including, without limitation, amending its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of Holder as set forth in this Warrant against impairment. Without limiting the generality of the foregoing, the Company will (i) not increase the par value of any Warrant Shares above the amount payable therefor upon such exercise immediately prior to such increase in par value, (ii) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares upon the exercise of this Warrant and (iii) use commercially reasonable efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof, as may be, necessary to enable the Company to perform its obligations under this Warrant.

C-5

Before taking any action which would result in an adjustment in the number of Warrant Shares for which this Warrant is exercisable or in the Exercise Price, the Company shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction thereof.

The Company shall also use commercially reasonable efforts to obtain any stockholder approval, Nasdaq approval or other regulatory consent necessary to permit full exercise of this Warrant when the Holder elects to do so.

e) Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Warrant shall be governed by and construed and enforced in accordance with the internal laws of the State of Maryland, without regard to the principles of conflicts of law thereof. Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Warrant (whether brought against a party hereto or their respective affiliates, directors, officers, shareholders, partners, members, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the State of Maryland. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the State of Maryland for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper or is an inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Warrant and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law.

f) Restrictions. The Holder acknowledges that the Warrant Shares acquired upon the exercise of this Warrant, if not registered, will have restrictions upon resale imposed by state and federal securities laws. The Warrant Shares will not be registered at the time of their issuance under the Securities Act. The Company shall use commercially reasonable efforts to file a resale registration statement with the SEC within 60 days of closing (Form S-3 if eligible, otherwise Form S-1) to register all the Warrant Shares for resale, as well as any other issued but unregistered shares of the Company outstanding at such date. The Company shall use commercially reasonable efforts to cause the registration statement to be effective within 90 days of filing, and maintain its effectiveness until all shares are freely tradable. The Holder agrees: (i) that Holder will not sell, assign, pledge, give, transfer or otherwise dispose of the Warrants or Warrant Shares or any interest therein, or make any offer or attempt to do any of the foregoing, except pursuant to a registration of the Warrants or Warrant Shares under the Securities Act and all applicable state securities laws, or in a transaction which is exempt from the registration provisions of the Securities Act and all applicable state securities laws; (ii) that the Company and its affiliates shall not be required to give effect to any purported transfer of such Warrants or Warrant Shares except upon compliance with the foregoing restrictions; and (iii) that each certificate representing the Warrant Shares will bear a restrictive legend substantially in the following form:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED WITHOUT COMPLIANCE WITH THE REGISTRATION OR QUALIFICATION PROVISIONS OF APPLICABLE FEDERAL AND STATE SECURITIES LAWS OR APPLICABLE EXEMPTIONS THEREFROM.”

C-6

g) Notices. Any and all notices or other communications or deliveries to be provided by the Holders hereunder including, without limitation, any Notice of Exercise, shall be in writing and delivered personally, by e-mail, or sent by a nationally recognized overnight courier service, addressed to the Company, at 4800 Montgomery Lane, Suite 210, Bethesda, MD 20814, Attention: Chief Financial Officer, email address: ronald@alsetinternational.com, or such other email address or address as the Company may specify for such purposes by notice to the Holders. Any and all notices or other communications or deliveries to be provided by the Company hereunder shall be in writing and delivered personally, by e-mail, or sent by a nationally recognized overnight courier service addressed to each Holder at the e-mail address or address of such Holder appearing on the books of the Company. Any notice or other communication or deliveries hereunder shall be deemed given and effective on the earliest of (i) the time of transmission, if such notice or communication is delivered via e-mail at the e-mail address set forth in this Section prior to 5:30 p.m. (New York City time) on any date, (ii) the next Trading Day after the time of transmission, if such notice or communication is via e-mail at the e-mail address set forth in this Section on a day that is not a Trading Day or later than 5:30 p.m. (New York City time) on any Trading Day, (iii) the second Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given.

h) Limitation of Liability. No provision hereof, in the absence of any affirmative action by the Holder to exercise this Warrant to purchase Warrant Shares, and no enumeration herein of the rights or privileges of the Holder, shall give rise to any liability of the Holder for the purchase price of any Common Stock or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

i) Remedies. The Holder, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Warrant. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Warrant and hereby agrees to waive and not to assert the defense in any action for specific performance that a remedy at law would be adequate.

j) Successors and Assigns. Subject to applicable securities laws, this Warrant and the rights and obligations evidenced hereby shall inure to the benefit of and be binding upon the successors and permitted assigns of the Company and the successors and permitted assigns of Holder. The provisions of this Warrant are intended to be for the benefit of any Holder from time to time of this Warrant and shall be enforceable by the Holder or holder of Warrant Shares.

k) Amendment. This Warrant may be modified or amended or the provisions hereof waived with the written consent of the Company, on the one hand, and the Holder, on the other hand.

l) Severability. Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Warrant.

m) Headings. The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

n) Event of Default. Each of the following shall constitute an Event of Default under this Warrant: (i) the failure of the Company to deliver Warrant Shares following a valid exercise, and (ii) the failure of the Company to reserve sufficient shares for issuance upon exercise of this Warrant. Upon the occurrence of an Event of Default, the Holder shall be entitled to specific performance, injunctive relief, damages, and any other remedies available at law or in equity.

[signature page follows]

C-7

IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officer thereunto duly authorized as of the date first above indicated.

HWH INTERNATIONAL INC.

By:	/s/ Chan Heng Fai
Name:	Chan Heng Fai
Title:	Chairman and Chief Executive Officer

SMART DYNAMICS TECHNOLOGY LIMITED

By:	/s/ Liu Ming Hui
Name:	Liu Ming Hui
Title:	Director

C-8

NOTICE OF EXERCISE

To: HWH International Inc.

(1) The undersigned hereby elects to purchase ______________ Warrant Shares of the Company pursuant to the terms of the attached Warrant (only if exercised in full), and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

Payment shall take the form of in lawful money of the United States.

Please issue said Warrant Shares in the name of the undersigned or in such other name as is specified below:

Name of Investing Entity or Person: ___________________

Signature of Authorized Signatory: ___________________

Name of Authorized Signatory: ___________________

Title of Authorized Signatory: ___________________

Date: ___________________

C-9

ASSIGNMENT FORM

(To assign the foregoing Warrant, execute this form and supply required information. Do not use this form to purchase shares.)

FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to:

Name:
(Please Print)

Address:
(Please Print)

Phone Number:

Email Address:

Dated:

Holder’s Signature:

Holder’s Address:
(Please Print)

(Signature Guaranteed):	Date:

Signature to be guaranteed by an authorized officer of a chartered bank, trust company or medallion guaranteed by an investment dealer who is a member of a recognized stock exchange.

C-10

ANNEX D

AMENDMENT NO. 1 TO

HWH INTERNATIONAL INC.

2025 INCENTIVE COMPENSATION PLAN

This Amendment No. 1 (this “Amendment”) to the 2025 Incentive Compensation Plan of HWH International Inc. is made as of ___________, 2026.

Section 3(a) of the 2025 Incentive Compensation Plan is hereby amended as follows:

3. SHARES SUBJECT TO THE PLAN.

(a) The number of Shares which may be issued from time to time pursuant to this Plan shall be twenty percent (20%) of the total issued and outstanding shares of Common Stock as of the date of the adoption of this plan, or the equivalent of such number of Shares after the Administrator, in its sole discretion, has interpreted the effect of any stock split, stock dividend, combination, recapitalization or similar transaction in accordance with Paragraph 24 of the Plan.

In addition, on the first day of each calendar year, for a period of not more than ten (10) years, commencing January 1, 2026, or the first business day of the calendar year if the first day of the calendar year falls on a Saturday or Sunday, the Shares available under this Plan will automatically increase in an amount equal to the lesser of (i) five percent (5%) of the total number of shares of Common Stock outstanding as of December 31 of the preceding fiscal year or (ii) such number of shares of Common Stock as determined by the Board of Directors.

Further, and in addition to the Shares available to be issued under the Plan described above, as of the effective date of this Amendment, an additional 2,000,000 Shares will become available under this Plan.

Section 33 of the 2025 Incentive Compensation Plan is hereby amended as follows:

33. GOVERNING LAW.

This Plan shall be construed and enforced in accordance with the law of the State of Nevada.

D-1

ANNEX E

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

Introduction

The following unaudited pro forma condensed combined financial statements of HWH International Inc. present the combination of the historical financial information of HWH International Inc. (“we” or the “Company”) and the adjustments to give effect for the sale of 20,000,000 common shares to Smart Dynamics Technology Limited (“the PIPE”). The following unaudited pro forma condensed combined financial information has been prepared in accordance with Article 11 of Regulation S-X.

The unaudited pro forma condensed combined balance sheet as of March 31, 2026, combines the historical balance sheet of HWH International Inc. as of March 31, 2026 and the adjustments for the PIPE as of March 31, 2026, on a pro forma basis as if the PIPE, summarized below, had been closed on March 31, 2026.

The unaudited pro forma condensed combined statement of operations for the year ended December 31, 2025 combines the historical statements of operations of HWH International Inc. for the year ended December 31, 2025 and the adjustments for the PIPE during the year ended December 31, 2025 on a pro forma basis as if the PIPE had been completed on January 1, 2025, the beginning of the earliest period presented.

The unaudited pro forma condensed combined statement of operations for the three months ended March 31, 2026 combines the historical statements of operations of HWH International Inc. for the three months ended March 31, 2026 and the adjustments for the PIPE during the three months ended March 31, 2026 on a pro forma basis as if the PIPE had been completed on January 1, 2026, the beginning of the earliest period presented.

The unaudited pro forma condensed combined financial information has been presented for illustrative purposes only and does not necessarily reflect what the Company’s financial condition or results of operations would have been had the PIPE occurred on the dates indicated.

Further, the unaudited pro forma condensed consolidated financial information also may not be useful in predicting the future financial condition and results of operations of the Company. The actual financial position and results of operations may differ significantly from the pro forma amounts reflected herein due to a variety of factors. The unaudited transaction accounting adjustments represent management’s estimates based on information available as of the date of this unaudited pro forma condensed combined financial information and are subject to change as additional information becomes available and analyses are performed. The Company believes that its assumptions and methodologies provide a reasonable basis for presenting all of the significant effects of the PIPE based on information available to management at this time and that the transaction accounting adjustments give appropriate effect to those assumptions and are properly applied in the unaudited pro forma condensed consolidated financial information.

Description of transaction

On May 27, 2026, HWH International Inc. entered into a Securities Purchase Agreement (the “Securities Purchase Agreement,” as amended on June 8, 2026) with Smart Dynamics Technology Limited (the “Purchaser”), pursuant to which the Company will sell (i) 20,000,000 (twenty million) fully paid, non-assessable shares of its Common Stock and (ii) warrants to purchase up to 160,000,000 (one hundred and sixty million) shares of the Company’s common stock at an exercise price of $0.63 per share, exercisable immediately and expiring on the fourth anniversary of the closing of the transactions contemplated by the Securities Purchase Agreement for an aggregate purchase price of $10,000,000 (the “PIPE”).

The Securities Purchase Agreement was made and entered into pursuant to the terms of that certain Term Sheet entered into by the Company and the Purchaser on May 5, 2026.

E-1

Pro Forma Information

HWH International Inc. and Subsidiaries

Unaudited Pro Forma Condensed Combined Balance Sheets

As of March 31, 2026

	HWH
	International Inc.
	(Historical)	Adjustments	Pro Forma
Assets:
Current Assets:
Cash	$1,459,799	$10,000,000	$11,459,799
Account Receivable, Net	3,096	-	3,096
Inventory	1,085	-	1,085
Other Receivables, Net	641,382	-	641,382
Deposit	21,112	-	21,112
Convertible Notes Receivable - Related Party	222,939	-	222,939
Marketable Securities	99,615	-	99,615
Prepaid Expenses	52	-	52
Total Current Assets	2,449,080	10,000,000	12,449,080

Non-Current Assets:
Property and Equipment, Net	16,933	-	16,933
Deposit	98,963	-	98,963
Investment in Associate - Related Party	62,729	-	62,729
Investment at Cost	16,188	-	16,188
Convertible Notes Receivables - Related Party	1,491,275	-	1,491,275
Other non-current Asset	14,553	-	14,553
Operating Lease Right-Of-Use Assets, Net	60,576	-	60,576
Total Non-Current Assets	1,761,217	-	1,761,217

Total Assets	$4,210,297	$10,000,000	$14,210,297

Liabilities and Stockholders’ Equity:
Current Liabilities:
Accounts Payable and Accrued Expenses	$298,486	-	$298,486
Due to Related Parties, Net	901,568	-	901,568
Operating Lease Liabilities	63,149	-	63,149
Brokerage Margin Loans	9,176	-	9,176
Notes Payable	259,191	-	259,191
Total Current Liabilities	1,531,570	-	1,531,570

Non-Current Liabilities:
Accrued Interest for Promissory Note	126,757	-	126,757
Notes Payable	473,750	-	473,750
Total Non-Current Liabilities	600,507	-	600,507

Total Liabilities	2,132,077	-	2,132,077

Commitments and Contingencies

Stockholders’ Equity:
Preferred Stock, $0.0001 par value; 50,000,000 shares authorized, none issued and outstanding	-	-	-
Common Stock, $0.0001 par value; 450,000,000 shares authorized; 7,476,400 shares issued and outstanding	747	2,000	2,747
Additional Paid in Capital	12,470,373	9,998,000	22,468,373
Accumulated Other Comprehensive Loss	(884,348)	-	(884,348)
Accumulated Deficit	(9,573,827)	-	(9,573,827)
Total HWH International Inc. Stockholders’ Equity	2,012,945	10,000,000	12,012,945
Non-controlling Interests	65,275	-	65,275
Total Stockholders’ Equity	2,078,220	10,000,000	12,078,220

Total Liabilities and Stockholders’ Equity	$4,210,297	$10,000,000	$14,210,297

E-2

HWH International Inc. and Subsidiaries

Unaudited Pro Forma Condensed Combined

Statements of Operations and Other Comprehensive Income

For the Year Ended December 31, 2025

	HWH
	International Inc.
	(Historical)	Adjustments	Pro Forma

Revenue	866,926	-	866,926

Cost of Revenue	(407,199)	-	(407,199)

Gross Profit	459,727	-	459,727

Operating Expenses:
General and Administrative Expenses	(3,531,757)	-	(3,531,757)
Impairment Loss on Goodwill	(116,648)	-	(116,648)
Total Operating Expenses	(3,648,405)	-	(3,648,405)

Other Non-Operating Income
Other Income	121,477	-	121,477
Interest Expense	(52,242)	-	(52,242)
Foreign Exchange Transaction Gain	292,890	-	292,890
Loss on Disposal of Marketable Securities	(4,424)	-	(4,424)
Unrealized Loss on Marketable Securities	(737)	-	(737)
Gain on Disposal of Subsidiaries	383,667	-	383,667
Loss from Deconsolidation of Subsidiaries	(21,611)	-	(21,611)
Gain on Equity Method Investment - Related Party	5,751	-	5,751
Unrealized Loss on Convertible Note Receivable and Warrants - Related Party	(146,550)	-	(146,550)
Total Other Non-Operating Income	578,221	-	578,221

Net Loss Before Income Taxes	(2,610,457)	-	(2,610,457)

Income Tax Expense	(47,472)	-	(47,472)

Net Loss	(2,657,929)	-	(2,657,929)

Net Loss Attributable to Non-Controlling Interest	(27,309)	-	(27,309)

Net Loss Attributable to Common Stockholders	$(2,630,620)	$-	$(2,630,620)

Net Loss	$(2,657,929)	$-	$(2,657,929)
Other Comprehensive Loss
Foreign Currency Translation Adjustment	(647,372)	-	(647,372)
Total Comprehensive Loss	(3,305,301)	-	(3,305,301)

Less Comprehensive Loss Attributable to Non-controlling Interests	(27,670)	-	(27,670)
Total Comprehensive Loss Attributable to Common Shareholders	(3,277,631)	-	(3,277,631)

Loss Per Common Share
Basic	$(0.40)	$-	$(0.10)
Diluted	$(0.40)	$-	$(0.01)

Weighted Average Common Shares Outstanding -
Basic	6,560,204	20,000,000	26,560,204
Diluted	6,560,204	180,000,000	186,560,204

E-3

HWH International Inc. and Subsidiaries

Unaudited Pro Forma Condensed Combined

Statements of Operations and Other Comprehensive Income

For the Three Months Ended March 31, 2026

	HWH
	International Inc.
	(Historical)	Adjustments	Pro Forma

Revenue	64,200	-	64,200

Cost of Revenue	(16,912)	-	(16,912)

Gross Profit	47,288	-	47,288

Operating Expenses:
General and Administrative Expenses	(672,202)	-	(672,202)
Total Operating Expenses	(672,202)	-	(672,202)

Other Non-Operating Income
Other Income	64,567	-	64,567
Interest Expense	(9,132)	-	(9,132)
Foreign Exchange Transaction Gain	(21,540)	-	(21,540)
Gain on Disposal of Marketable Securities	10,237	-	10,237
Unrealized Gain on Marketable Securities	932	-	932
Gain on Equity Method Investment - Related Party	2,315	-	2,315
Unrealized Loss on Convertible Note Receivable and Warrants - Related Party	(49,238)	-	(49,238)
Total Other Non-Operating Income	(1,859)	-	(1,859)

Net Loss Before Income Taxes	(626,773)	-	(626,773)

Income Tax Expense	-	-	-

Net Loss	(626,773)	-	(626,773)

Net Loss Attributable to Non-Controlling Interest	(576)	-	(576)

Net Loss Attributable to Common Stockholders	$(626,197)	$-	$(626,197)

Net Loss	$(626,773)	$-	$(626,773)
Other Comprehensive Loss
Foreign Currency Translation Adjustment	20,268	-	20,268
Total Comprehensive Loss	(606,505)	-	(606,505)

Less Comprehensive Loss Attributable to Non-controlling Interests	(569)	-	(569)
Total Comprehensive Loss Attributable to Common Shareholders	(605,936)	-	(605,936)

Loss Per Common Share
Basic	$(0.08)	$-	$(0.02)
Diluted	$(0.08)	$-	$(0.00)

Weighted Average Number of Common Shares Outstanding
Basic	7,476,400	20,000,000	27,476,400
Diluted	7,476,400	180,000,000	187,476,400

E-4